SUB-ITEM 77O

             MORGAN STANLEY INSURED CALIFORNIA MUNICIPAL SECURITIES
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        NOVEMBER 1, 2009 - APRIL 30, 2010

                                                                     AMOUNT OF    % OF    % OF
                                      OFFERING                        SHARES    OFFERING  FUNDS
    SECURITY      PURCHASE/  SIZE OF  PRICE OF     TOTAL AMOUNT      PURCHASED PURCHASED  TOTAL
    PURCHASED    TRADE DATE OFFERING   SHARES       OF OFFERING       BY FUND   BY FUND  ASSETS       BROKERS        PURCHASED FROM
---------------- ---------- -------- --------- -------------------- ---------- --------- ------ ------------------- ----------------

 Department of     3/25/10     --     $101.501         $930,155,000    250,000     0.03%  0.51%  Siebert Brandford  Siebert Branford
  Airports of                                                                                    Shank & Co., LLC,        Shank
  City of Los                                                                                    Barclays Capital,
   Angeles,                                                                                      De La Rosa & Co.,
  California                                                                                       Morgan Stanley
  5.000% due
   5/15/2035

  Puerto Rico      3/26/10     --      $97.768         $822,210,000    200,000     0.02%  0.41%     J.P. Morgan,        JP Morgan
Electric Power                                                                                      Citi, Morgan
   Authority                                                                                     Stanley, Barclays
  5.250% due                                                                                       Capital, BofA
   7/1/2040                                                                                        Merrill Lynch,
                                                                                                  Goldman Sachs &
                                                                                                   Co., Ramirez &
                                                                                                 Co. Inc., Raymond
                                                                                                     James, RBC
                                                                                                  Capital Markets,
                                                                                                   UBS Financial
                                                                                                      Services
                                                                                                  Incorporated of
                                                                                                    Puerto Rico,
                                                                                                    Wells Fargo
                                                                                                    Securities,
                                                                                                    BBVAPR MSD,
                                                                                                  FirstBank Puerto
                                                                                                  Rico Securities,
                                                                                                      Oriental
                                                                                                     Financial
                                                                                                 Services, Popular
                                                                                                    Securities,
                                                                                                     Santander
                                                                                                     Securities
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